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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 26, 2004
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                                 TEAMSTAFF, INC.
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               (Exact name of Registrant as specified in charter)


       New Jersey                     0-18492                    22-1899798
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(State or other jurisdic-           (Commission                 (IRS Employer
 tion of incorporation)             File Number)             Identification No.)


300 Atrium Drive, Somerset, N.J.                                       08873
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code (732) 748-1700
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         (Former name or former address, if changed since last report.)

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ITEM 5: OTHER EVENTS.

         On April 26, 2004, TeamStaff, Inc. ("TeamStaff") announced that $2.25 million of the $2.5 million held in escrow as part of TeamStaff's sale of the assets of its professional employer organization division to Gevity HR, Inc. has been released for TeamStaff's benefit. Additionally, TeamStaff announced that its workers' compensation insurance carrier has approved a $1.7 million reduction in the letter of credit that provides security as part of TeamStaff's PEO workers' compensation program. A press release disclosing these events was released on April 26, 2004 and is filed as Exhibit 99.1 to this Current Report on Form 8-K (the "Current Report").

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements.

              None

         (b)  Pro Forma Financial Information

              None

         (c)  Exhibits.

              The following exhibit is filed herewith:

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EXHIBIT NO.       DESCRIPTION
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99.1              Press release issued by TeamStaff, Inc. dated April 26, 2004.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2004                        TEAMSTAFF, INC.
                                             (Registrant)


                                             By: /s/ Edmund C. Kenealy
                                                 ---------------------
                                                 Edmund C. Kenealy,
                                                 Vice President, General Counsel
                                                 and Secretary